UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

HF FOODS GROUP INC

(Exact Name of Registrant as Specified in Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	001-38013 (Commission File Number)	81-2717873 (IRS Employer Identification Number)

6001 W. Market Street Greensboro, NC (Address of Principal Executive Offices)	27409 (Zip Code)

Registrant’s telephone number, including area code: (336) 268-2080

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2019, Renhua Zheng notified HF Foods Group Inc. (the “Company”), that he was resigning his position as Director of the Company, effective immediately.

On December 23, 2019, the Board of Directors of the Company appointed Hong Wang to fill the vacancy on the Board of Directors created by the resignation of Mr. Zheng. Dr. Wang will serve until the next annual election of directors and until his successor is elected and qualified. Dr. Wang was appointed to serve as a member of the Audit Committee, the Compensation Committee, the Nominations Committee, and the Special Transactions Review Committee until his successor is appointed.

Hong Wang, 60, was previously a member of the Board of Directors of the Company from August 22, 2018, through November 1, 2019. Dr.  Wang has served as a Professor of Management Information Systems at North Carolina A&T State University since 2005 and a Visiting Professor at Yunnan University of Finance and Economics in China since June, 2012, Dalian Maritime University in China since June 2012, and Henan Polytechnic University in China since June 2015.  Dr. Wang has over 30 years of university teaching experience and has taught Management Sciences, Operations Research, Optimization, Business Environment, Management Concepts, Strategic Management, Engineering Economy, in addition to various Information Systems courses at both graduate and undergraduate levels. Dr. Wang is active in professional and community services. He has served in multiple cities in the US for several terms as president of local Chinese Associations, on various boards, as a principal of Chinese schools, as session chair of academic conferences, and as a journal referee. He also helped several Chinese universities to establish international programs in collaboration with US universities. Dr. Wang received his Ph.D. in Management Information Systems/Decision Sciences from Ohio State University. We believe Dr. Wang’s qualifications to sit on our board of directors include his knowledge of management, operations, optimization, business environment, and economic engineering, and his prior effective service as a member of our board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: December 23, 2019	/s/ Zhou Min Ni
Zhou Min Ni
Chairman and Co-Chief Executive Officer